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                            Prudential Mutual Funds
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               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED JULY 23, 1999

Purchase, Redemption and Pricing of Fund Shares

The section entitled 'Purchase, Redemption and Pricing of Fund Shares' is amended as follows:

      The first five paragraphs under 'Reduction and Waiver of Initial Sales Charge--Class A Shares' are amended to read in their entirety as follows:

     Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     The following is added after the end of the first paragraph under 'Reduction and Waiver of Initial Sales Charge--Class A Shares--Other Waivers':

         Class A shares may also be purchased at NAV by members of the Board of Directors of The Prudential Insurance Company of America.

         Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund 'wrap' or asset allocation programs and mutual fund 'supermarket' programs) may offer their clients more than one class of shares in the Fund(s) in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
   The section entitled 'Reduction and Waiver of Initial Sales Charge--Class A Shares--Letters of Intent' is amended as follows:
MF990C9

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      Retirement and group plans no longer qualify to purchase Class A shares at
      NAV by entering into a Letter of Intent. All references to 'Participant Letters of Intent' are hereby deleted.

   The first two paragraphs under 'Waiver of Initial Sales Charge--Class C Shares' are amended to read in their entirety as follows (not applicable to Prudential Government Securities Trust):

     Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
     (800) 353-2847.

   The first two paragraphs under 'Class Z Shares' are amended to read in their entirety as follows (not applicable to Prudential Distressed Securities Fund, Inc.):

     Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund(s) as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund 'wrap' or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund 'supermarket' programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

            Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund(s) in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

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         Other Types of Investors. Class Z shares are also available for purchase by the following categories of investors:

      - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

      - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund/Company); and

      - Prudential, with an investment of $10 million or more.

   The second and third paragraphs under 'Sale of Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares' are amended to read in their entirety as follows (not applicable to Prudential Government Securities Trust):

         The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at
   (800) 353-2847.

   The section entitled 'Sale of Shares--Waiver of Contingent Deferred Sales Charge--Class C Shares' is amended to read in its entirety as follows (not applicable to Prudential Government Securities Trust):

     Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at
     (800) 353-2847.

   Listed below are the names of the Prudential mutual funds and the date of each Statement of Additional Information (SAI) to which this supplement relates.

Name of Fund                                 SAI Date
-----------------------------------------    ------------------
Nicholas-Applegate Fund, Inc.                March 15, 1999
Prudential Distressed Securities Fund,
   Inc.                                      February 5, 1999
Prudential Diversified Bond Fund, Inc.       March 2, 1999
Prudential Emerging Growth Fund, Inc.        January 14, 1999
Prudential Equity Fund, Inc.                 March 1, 1999
Prudential Equity Income Fund                January 14, 1999

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
Name of Fund                                 SAI Date
-----------------------------------------    ------------------
Prudential Global Limited Maturity Fund,
   Inc.                                      January 22, 1999
Prudential Government Income Fund, Inc.      May 18, 1999
Prudential High Yield Fund, Inc.             March 3, 1999
Prudential High Yield Total Return Fund,
   Inc.                                      June 1, 1999
Prudential Intermediate Global Income
   Fund, Inc.                                March 16, 1999
Prudential International Bond Fund, Inc.     March 16, 1999
Prudential Mid-Cap Value Fund                April 28, 1999
Prudential Pacific Growth Fund, Inc.         February 25, 1999
Prudential Real Estate Securities Fund       June 2, 1999
Prudential Sector Funds, Inc.                May 20, 1999
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.      May 27, 1999
Prudential Structured Maturity Fund, Inc.    March 1, 1999
Prudential Tax-Managed Equity Fund           January 20, 1999
Prudential World Fund, Inc.                  January 20, 1999
  Global Series
  International Stock Series
Prudential 20/20 Focus Fund                  April 26, 1999
The Global Total Return Fund, Inc.           March 1, 1999